RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 28, 2016
TO THE
SUMMARY PROSPECTUS DATED FEBRUARY 29, 2016

RX MAR TACTICAL MODERATE GROWTH FUND (TICKERS: MGZIX, MGZAX, MGZCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS LISTED ABOVE.

1.     Shareholder Meeting Proposal Approvals. A Special Meeting of Shareholders was held on March 21, 2016 (the “Meeting”) to approve certain proposals as described below:

a.      Shareholder Approval of an Investment Advisory Agreement. The shareholders of the Rx MAR Tactical Moderate Growth Fund approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments, LLC (“RiskX Investments” or “Adviser”) on behalf of the aforementioned Fund. No Prospectus changes are required as a result of this approval.

b.      Shareholder Approval of Investment Sub-Advisory Agreements. At the Meeting, shareholders of the Rx MAR Tactical Moderate Growth Fund (“Tactical Moderate Growth Fund” or the “Fund”) approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Frame Global Asset Management Limited (the “Frame Agreement”). Effective immediately, the Prospectus is changed as follows:

•        In the sub-section “Principal Strategies” under the section entitled Principal Investment Strategies, Risks and Performance, the third paragraph is deleted and replaced as follows:

Shareholders approved Frame Global Asset Management Limited (“Frame Global”) as sub-adviser for the Tactical Moderate Growth Fund.  Under the terms of the Frame Agreement, Frame Global will use its own analysis to construct an appropriate portfolio for the Tactical Moderate Growth Fund based on macroeconomic forecasting. Frame Global employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile. First, Frame Global uses a Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, Frame Global uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes. This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, Frame Global selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

Also, at the Meeting, shareholders of the Tactical Moderate Growth Fund approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Welton Fund Advisors, LLC (“Welton”) (the “Welton Agreement”).  However, at a meeting of the Board of Trustees held on June 23, 2016 (“Board Meeting”), the Board determined to terminate the Welton Agreement effective immediately.  As a result of the termination of the Welton Agreement, the Frame Agreement also terminated on June 23, 2016.

New Sub-Advisory Agreements and Interim Agreement.  In order to avoid a disruption of the Fund’s investment management program, at the Board Meeting, the Trust’s Board of Trustees approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) and an interim sub-advisory agreement (the “Interim Agreement”), each between the Adviser and Frame Global on behalf of the Fund in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement became effective on June 23, 2016. The same portfolio management team consisting of Deborah Frame, of Frame Global, and Mr. Charles McNally, of the Adviser, will continue to manage the Fund’s portfolios. The Fund’s advisory fees, investment objectives, principal investment strategies and investment policies will remain the same.

The Interim Agreement will remain in effect with respect to a Fund (i) for 150 days; (ii) until shareholders of the Fund approve the New Sub-Advisory Agreement between the Adviser and Frame Global at a special meeting of shareholders of the Fund; or (iii) the Adviser or the Trust’s Trustees take other appropriate action.  Details regarding any special meeting of shareholders will be provided in a proxy statement.

•        In the sub-section “Investment Advisers” under the section entitled Management, the second paragraph is deleted and replaced as follows:

The sub-adviser for the Fund is Frame Global.

•        In the sub-section “Portfolio Management” under the section entitled Management, the table is deleted and replaced as follows:

Portfolio Manager’s Name	Primary Titles	Firm	Managed the Fund Since
Deborah Frame	President and Chief Investment Officer	Frame Global	2016
Charles McNally	Chief Portfolio Strategist	RiskX Investments	2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE